KEMPER GLOBAL AND INTERNATIONAL FUNDS
                               Kemper Europe Fund

                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 1999

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On July 27, 1999, the  shareholders of Kemper Europe Fund (the "Fund")  approved the Agreement and Plan of Reorganization dated as of May 28, 1999 (the "Plan") providing: (i) that the Fund would transfer to Scudder New Europe Fund, Inc. (the "Scudder New Europe Fund") all of its assets in exchange for Class A, B and C shares of Scudder New Europe Fund and the assumption by Scudder New Europe Fund of all of the Kemper Europe Fund's liabilities, (ii) that such shares of Scudder New Europe Fund would be distributed to shareholders of Kemper Europe Fund in liquidation of Kemper Europe Fund, and (iii) that Kemper Europe Fund would subsequently be terminated (the "Reorganization").

The closing date for the Reorganization is September 3, 1999. After such time, the Kemper Europe Fund will be liquidated. The surviving fund of the Reorganization, Scudder New Europe Fund, will then be renamed "Kemper New Europe Fund" and become a part of the Kemper family of funds.

Information about Kemper New Europe Fund is available in a separate prospectus which can be requested by calling 1-800-621-1048.





September 3, 1999